THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

                         SUPPLEMENT DATED JUNE 25, 1999
                        TO PROSPECTUS DATED MAY 1, 1999
                  FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE


The following supplements the PROCEDURES section of the Prospectus, which explains how financial transactions are conducted under your Group Variable Universal Life Insurance--for example, how you make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund.

If your transaction is received in good order by 4:15 p.m. Eastern Time on a Business Day, you will receive that day's price for any Funds involved in the transaction. If your transaction is received in good order after 4:15 p.m., you will receive the next Business Day's price.